SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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H. J. Heinz Company

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      The following press releases were issued by H. J. Heinz Company.

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FOR RELEASE UPON RECEIPT

PNC Votes for Heinz Board and Rejects Trian

PITTSBURGH, August 11, 2006 – H. J. Heinz Company (NYSE: HNZ) said today that PNC Financial Services Group, Inc. has informed the Company that it will vote approximately 1.4 million shares to re-elect all 12 Directors of the Heinz Board.

The Heinz proxy campaign to re-elect its Board continues as the Company’s annual meeting of shareholders approaches, with endorsements from three leading proxy advisors and votes this week from three other major shareholders.

Listed below are the proxy advisors that have rejected Nelson Peltz and his entire Trian slate of hand-picked nominees:

  Taft-Hartley Advisory Services, a division of Instructional Shareholder Services, said, "Our concern here is that the dissidents have not persuasively demonstrated that if elected, they will pursue strategies favorably not just to Trian but to the best interests of all long-term shareholders."

  Egan-Jones Proxy Services. Egan-Jones said, “We have concerns regarding the wisdom of the Peltz/Trian proposed cost-cutting plan, which, as described to date, lacks details and appears drastic and somewhat superficial. "

  CtW Investment Group. CtW said, “They (Trian) have neither put forward a credible business plan to create long-term value nor demonstrated a commitment to corporate governance practices that will protect the interests of all shareholders. In short, while we believe the Heinz Board would benefit from additional independent directors, the Trian nominees are the wrong choice.”

In addition to PNC, the following shareholders have said they will vote for the full Heinz slate:

  California Public Employees’ Retirement System (CalPERS), the nation’s largest public pension fund is voting 1.66 million Heinz shares to support the current Heinz Board. CALPERS cited the Company’s commitments to enhancing corporate governance, including its plan to add two new independent directors.

  Amalgamated Bank’s LongView Collective Investment Fund is voting 120,000 shares.

  Illinois State Board of Investment is voting 62,635 shares.

Heinz’s Annual Meeting of Shareholders is Wednesday, August 16, 2006, 9 a.m. EDT at the Hilton Pittsburgh. For more information on Heinz, visit www.heinzsuperiorvalue.com.

# # #

H.J. Heinz Company, P.O. Box 57, Pittsburgh 15230-0057

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SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth
  general economic, political, and industry conditions,
  competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, energy and raw material costs, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier relationships,
  currency valuations and interest rate fluctuations,
  change in credit ratings,
  the ability to identify and complete and the timing, pricing and success of acquisitions, joint ventures, divestitures and other strategic initiatives, approval of acquisitions and divestitures by competition authorities, and satisfaction of other legal requirements, the ability to successfully complete cost reduction programs, the results of shareholder proposals,
  the ability to limit disruptions to the business resulting from the emphasis on three core categories and potential divestitures, the ability to effectively integrate acquired businesses, new product and packaging innovations, product mix,
  the effectiveness of advertising, marketing, and promotional programs, the ability to maintain sales growth while reducing spending on advertising, marketing and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation, and international operations, particularly the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and other laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the possibility of an impairment in Heinz’s investments, and

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  other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Form 10-K for the fiscal year ended May 3, 2006.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

On July 10, 2006, Heinz began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read Heinz's proxy statement as it contains important information. Shareholders may obtain an additional copy of Heinz's definitive proxy statement and any other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at Heinz's Internet Web site at www.heinz.com or by writing to H.J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of Heinz’s proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz’s shareholders is available in Heinz’s Schedule 14A filed with the Securities and Exchange Commission on July 18, 2006.

ABOUT HEINZ: H.J. Heinz Company, offering "Good Food, Every Day(TM)," is one of the world's leading marketers and producers of branded foods in ketchup and condiments; meals & snacks; and infant foods. Heinz delights consumers in every outlet, from supermarkets to restaurants to convenience stores and kiosks. Heinz is a global family of leading brands, including Heinz(R) Ketchup, sauces, soups, beans, pasta and infant foods (representing nearly one-third of total sales or close to $3 billion), HP(R) and Lea & Perrins(R), Ore-Ida(R) french fries and roasted potatoes, Boston Market(R) and Smart Ones(R) meals, and Plasmon(R) baby food. Heinz has leading brands in six core developed geographies and five developing geographies. Information on Heinz is available at www.heinz.com/news.

Media:

Ted Smyth:	412-456-5780
Michael Mullen:	412-456-5751 or Michael.mullen@us.hjheinz.com

Investors:
Jack Runkel:	412-456-6034

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FOR RELEASE UPON RECEIPT

HEINZ SEES STRONG SHAREHOLDER SUPPORT,
REFUTES TRIAN’S MUDSLINGING

PITTSBURGH, August 14, 2006 – H. J. Heinz Company (NYSE: HNZ) today issued a statement to shareholders about the Trian Group.

Heinz believes that Trian’s misleading and divisive statements today are yet another example of what shareholders can expect if Nelson Peltz and his relatives, friends and employees are elected to the Heinz Board.

Unlike Trian, Heinz’s proxy campaign has focused on the facts and the publicly-documented record of Trian’s nominees.

FACT: Heinz has received the support of CalPERS, the nation’s largest public pension fund and three highly-respected organizations that have supported the Heinz slate and rejected Nelson Peltz and the entire Trian slate of hand-picked nominees.

FACT: Heinz’s business momentum is accelerating, and the Company is on track to achieve projected 10 percent earnings per share growth for the year to $2.35.

FACT: Presiding Director Thomas Usher has clearly stated that the Heinz Board and management will be held fully accountable for delivering results.

FACT: Heinz is enhancing corporate governance, including adding two new independent Directors with consumer marketing and capital markets expertise.

FACT: Nelson Peltz and Peter May (two of Trian’s nominees) have been censured by the London Stock Exchange for improper trading, and both have paid out millions of dollars to settle shareholder suits in which they were charged with self-dealing and/or fraud. Heinz’s bringing these facts to the attention of its shareholders can hardly be characterized as mudslinging.

FACT: The dissidents’ bloc of five is not independent of each other. How could Trian’s slate be independent, when it includes Mr. Peltz, his son-in-law, his close friend, his longtime business partner and one of his former employees?

FACT: Triarc (the public company controlled by Messrs. Peltz and May) lost $55 million in 2005 as its top six executives were paid over $63 million. Mr. Peltz alone made over $29 million. Proxy Governance called his pay “excessive.”

FACT: Heinz’s total shareholder return has outperformed the S&P Food Group by 19 percent to 16 percent over the past three years. (December 2002 to February 2006)

FACT: Heinz has returned $4.2 billion to shareholders through dividends and share repurchases since the Del Monte spin-off.

H.J. Heinz Company, P.O. Box 57, Pittsburgh 15230-0057

Heinz has received the support of three highly-respected organizations that have endorsed the Heinz slate and rejected Nelson Peltz and the entire Trian slate of hand-picked nominees:

  Taft-Hartley Advisory Services, a division of Institutional Shareholder Services, said, "Our concern here is that the dissidents have not persuasively demonstrated that if elected, they will pursue strategies favorably not just to Trian but to the best interests of all long-term shareholders."
  Egan-Jones Proxy Services, said, “We have concerns regarding the wisdom of the Peltz/Trian proposed cost-cutting plan, which, as described to date, lacks details and appears drastic and somewhat superficial."
  CtW Investment Group, said, “They (Trian) have neither put forward a credible business plan to create long-term value nor demonstrated a commitment to corporate governance practices that will protect the interests of all shareholders. In short, while we believe the Heinz Board would benefit from additional independent directors, the Trian nominees are the wrong choice.”

Heinz has also received the support of the California Public Employees’ Retirement System (CalPERS), the nation’s largest public pension fund, which is voting its Heinz shares to support the current Heinz Board. CALPERS cited the Company’s commitments to enhancing corporate governance, including its plan to add two new independent directors.

Heinz urges shareholders to re-elect all 12 members of its strong, independent and highly-qualified Board. Heinz’s Annual Meeting of Shareholders is Wednesday, August 16, 2006, 9 a.m. EDT at the Hilton Pittsburgh. For more information on Heinz, visit www.heinzsuperiorvalue.com.

# # #

SAFE HARBOR PROVISIONS FOR FORWARD-LOOKING STATEMENTS:

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally identified by the words “will,” “expects,” “anticipates,” “believes,” “estimates” or similar expressions and include our expectations as to future revenue growth, earnings, capital expenditures and other spending, as well as anticipated reductions in spending. These forward-looking statements reflect management’s view of future events and financial performance. These statements are subject to risks, uncertainties, assumptions and other important factors, many of which may be beyond Heinz’s control, and could cause actual results to differ materially from those expressed or implied in these forward-looking statements. Factors that could cause actual results to differ from such statements include, but are not limited to:

  sales, earnings, and volume growth
  general economic, political, and industry conditions,
  competitive conditions, which affect, among other things, customer preferences and the pricing of products, production, energy and raw material costs, the ability to identify and anticipate and respond through innovation to consumer trends, the need for product recalls,
  the ability to maintain favorable supplier relationships,
  currency valuations and interest rate fluctuations,

  change in credit ratings,
  the ability to identify and complete and the timing, pricing and success of acquisitions, joint ventures, divestitures and other strategic initiatives, approval of acquisitions and divestitures by competition authorities, and satisfaction of other legal requirements, the ability to successfully complete cost reduction programs, the results of shareholder proposals,
  the ability to limit disruptions to the business resulting from the emphasis on three core categories and potential divestitures, the ability to effectively integrate acquired businesses, new product and packaging innovations, product mix,
  the effectiveness of advertising, marketing, and promotional programs, the ability to maintain sales growth while reducing spending on advertising, marketing and promotional programs, supply chain efficiency,
  cash flow initiatives,
  risks inherent in litigation, including tax litigation, and international operations, particularly the performance of business in hyperinflationary environments, changes in estimates in critical accounting judgments and other laws and regulations, including tax laws, the success of tax planning strategies,
  the possibility of increased pension expense and contributions and other people-related costs, the possibility of an impairment in Heinz’s investments, and other factors described in “Risk Factors” and “Cautionary Statement Relevant to Forward-Looking Information” in the Company’s Form 10-K for the fiscal year ended May 3, 2006.

The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the securities laws.

On July 10, 2006, Heinz began the process of mailing its definitive proxy statement, together with a WHITE proxy card. Shareholders are strongly advised to read Heinz's proxy statement as it contains important information. Shareholders may obtain an additional copy of Heinz's definitive proxy statement and any other documents filed by Heinz with the Securities and Exchange Commission for free at the Internet Web site maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the definitive proxy statement are available for free at Heinz's Internet Web site at www.heinz.com or by writing to H.J. Heinz Company, World Headquarters, 600 Grant Street, Pittsburgh, Pennsylvania 15219. In addition, copies of Heinz’s proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at (800) 322-2885 toll-free or by email at proxy@mackenziepartners.com. Detailed information regarding the names, affiliations and interests of individuals who are participants in the solicitation of proxies of Heinz’s shareholders is available in Heinz’s Schedule 14A filed with the Securities and Exchange Commission on July 18, 2006.

ABOUT HEINZ: H.J. Heinz Company, offering "Good Food, Every Day(TM)," is one of the world's leading marketers and producers of branded foods in ketchup and condiments; meals & snacks; and infant foods. Heinz delights consumers in every outlet, from supermarkets to restaurants to convenience stores and kiosks. Heinz is a global family of leading brands, including Heinz(R) Ketchup, sauces, soups, beans, pasta and infant foods (representing nearly one-third of total sales or close to $3 billion), HP(R) and Lea & Perrins(R), Ore-Ida(R) french fries and roasted potatoes, Boston Market(R) and Smart Ones(R) meals, and Plasmon(R) baby food. Heinz has leading brands in six core developed geographies and five developing geographies. Information on Heinz is available at www.heinz.com/news.

Media:

Ted Smyth:	412-456-5780
Michael Mullen:	412-456-5751 or Michael.mullen@us.hjheinz.com

Investors:
Jack Runkel:	412-456-6034